UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

PORTER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky, 40223

(Address of principal executive offices)

(502) 499-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

In a press release dated November 14, 2006, Porter Bancorp Inc. announced that Maria L. Bouvette, its President and Chief Executive Officer, and David B. Pierce, its Chief Financial Officer, will make a presentation at the Sandler O’Neill & Partners, L.P. Financial Services Conference in Naples, Florida at 10:55 a.m. Eastern time on Thursday, November 16, 2006.

A webcast of the presentation can be accessed via a link on Porter Bancorp’s website http://www.pbibank.com under Investor Relations or directly through http://www.sandleroneill.com. The archived webcast will be available for 30 days after the event, beginning November 17, 2006. The presentation will also be available via audio conference (no passcode required) by dialing 1-877-462-0111.

The related presentation materials will be available November 16, 2006 on Porter Bancorp’s website (http://www.pbibank.com) under Investor Relations.

A copy of the press release, presentation materials and a pro forma financial information reconciliation table are attached hereto as, respectively, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	News Release issued by Porter Bancorp Inc. on November 14, 2006
99.2	Presentation Materials for Sandler O’Neill Financial Services Conference
99.3	Pro forma Financial Information Reconciliation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2006	Porter Bancorp Inc.

	By:	/s/ David B. Pierce
David B. Pierce
Chief Financial Officer